Exhibit 99.1

JDSU ANNOUNCES FISCAL 2014 FIRST QUARTER RESULTS

•                  GAAP and Non-GAAP Revenue of $429.0 million

•                  GAAP Gross Margin of 43.2%; Non-GAAP Gross Margin of 46.3%

•                  GAAP EPS of $0.00; Non-GAAP EPS of $0.13

Milpitas, California, October 30, 2013 JDSU (NASDAQ: JDSU, and TSX: JDU) today reported results for its fiscal 2014 first quarter ended September 28, 2013.

GAAP net revenue for the quarter was $429.0 million, with net income of $0.3 million, or $0.00 per share.  Prior quarter net revenue was $421.3 million, with net income of $92.5 million, or $0.38 per share. Net revenue for fiscal 2013 first quarter was $420.9 million, with net loss of $(11.6) million, or $(0.05) per share.

Non-GAAP net revenue for the quarter was $429.0 million, with non-GAAP net income of $30.2 million or $0.13 per share.  Prior quarter non-GAAP net revenue was $421.3 million, with net income of $30.4 million, or $0.13 per share. Non-GAAP net revenue for fiscal 2013 first quarter was $420.9 million, with net income of $35.0 million or $0.15 per share.

“We are pleased to have delivered our 28th consecutive quarter of positive operating cash flow, further strengthening our balance sheet and ability to fuel JDSU’s strong innovation pipeline,” said Tom Waechter, JDSU’s President and CEO.  “Our results for the quarter were driven by strong growth in products that help our customers build out network capacity and this, coupled with robust customer adoption of our new products, positions JDSU well in the markets we serve.”

Financial Overview —Fiscal 2014 First Quarter Ended September 28, 2013

	GAAP Results
	Q1		Q4	Q1	Percentage Change
	FY 2014		FY 2013	FY 2013	Q-T-Q	Y-T-Y
Revenue	$429.0		$421.3	$420.9	1.8%	1.9%
Gross margin	43.2%		42.2%	41.0%	1.0	2.2
Operating margin	1.5%		(4.4)%	—%	5.9	1.5

	Non-GAAP Results
	Q1		Q4	Q1	Percentage Change
	FY 2014		FY 2013	FY 2013	Q-T-Q	Y-T-Y
Revenue	$429.0		$421.3	$420.9	1.8%	1.9%
Adj. Gross margin	46.3%		46.1%	45.8%	0.2	0.5
Adj. Operating margin	8.3%		7.2%	9.2%	1.1	(0.9)

	Non-GAAP Results by Segment
	Q1	% of	Q4	Q1	Percentage Change
	FY 2014	Revenue	FY 2013	FY 2013	Q-T-Q	Y-T-Y
Network and Service Enablement	$171.9	40.1%	$189.8	$169.5	(9.4)%	1.4%
Communications and Commercial Optical Products:
Optical Communications	176.2		154.1	163.0	14.3	8.1
Lasers	28.4		28.2	31.9	0.7	(11.0)
Communications and Commercial Optical Products	204.6	47.7	182.3	194.9	12.2	5.0
Optical Security and Performance Products	52.5	12.2	49.2	56.5	6.7	(7.1)
Total	$429.0	100%	$421.3	$420.9	1.8%	1.9%

•                  Americas, EMEA and Asia-Pacific customers represented 46.4%, 24.3% and 29.3%, respectively, of total net revenue for the quarter.

•                  The Company held $1,087.3 million in total cash and investments and generated $29.5 million of cash from operations for the quarter.

•                  The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For its fiscal 2014 second quarter ending December 28, 2013, the Company expects non-GAAP net revenue to be $420 to $440 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on October 30, 2013 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results concurrently with this earnings press release. They will be posted on www.jdsu.com/investors under the “Financial Information” section. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU; TSX: JDU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world. Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications. Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines, as well as the migration to vendor managed inventory programs; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which limits near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e) notable seasonality and a significant level of in-quarter book-and-ship business, particularly in Network and Service Enablement business; (f) various product and manufacturing transfers, site consolidations and product discontinuances in which we are currently engaged, that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products. For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2013 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:  408-546-4445, or investor.relations@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

- SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 28,	September 29,
	2013	2012
Net revenue	$429.0	$420.9
Cost of sales	232.4	231.2
Amortization of acquired technologies	11.4	17.1
Gross profit	185.2	172.6
Operating expenses:
Research and development	69.6	61.6
Selling, general and administrative	107.1	104.7
Amortization of other intangibles	2.7	3.5
Restructuring and related charges	(0.8)	2.7
Total operating expenses	178.6	172.5
Income from operations	6.6	0.1
Interest and other income (expense), net	(0.6)	(0.4)
Interest expense	(5.2)	(6.1)
Income (loss) from continuing operations before income taxes	0.8	(6.4)
Provision for income taxes	0.5	3.4
Income (loss) from continuing operations, net of tax	0.3	(9.8)
Income (loss) from discontinued operations, net of tax	—	(1.8)
Net income (loss)	$0.3	$(11.6)

Basic net income (loss) per share from:
Continuing operations	$—	$(0.04)
Discontinued operations	—	(0.01)
Net income (loss)	$—	$(0.05)
Diluted net income (loss) per share from:
Continuing operations	$—	$(0.04)
Discontinued operations	—	(0.01)
Net income (loss)	$—	$(0.05)

Shares used in per share calculation:
Basic	235.3	232.8
Diluted	239.6	232.8

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 28,	June 29,
	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$449.3	$281.0
Short-term investments	607.8	205.2
Restricted cash	30.2	29.7
Accounts receivable, net	292.9	273.3
Inventories, net	138.5	145.8
Prepayments and other current assets	100.8	95.3
Total current assets	1,619.5	1,030.3
Property, plant and equipment, net	244.8	247.0
Goodwill	118.1	115.1
Intangibles, net	138.0	149.7
Deferred income taxes	159.0	155.5
Other non-current assets	27.5	17.6
Total assets	$2,306.9	$1,715.2
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$127.8	$97.7
Accrued payroll and related expenses	64.8	77.0
Income taxes payable	18.2	18.7
Deferred revenue	72.9	71.9
Accrued expenses	35.4	37.1
Other current liabilities	41.7	45.3
Total current liabilities	360.8	347.7
Long-term debt	518.2	—
Other non-current liabilities	207.6	206.2
Total stockholders’ equity	1,220.3	1,161.3
Total liabilities and stockholders’ equity	$2,306.9	$1,715.2

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended
	September 28,	September 29,
	2013	2012

Net revenue:
Network and Service Enablement	$171.9	$169.5
Communications and Commercial Optical Products	204.6	194.9
Optical Security and Performance Products	52.5	56.5
Net revenue	$429.0	$420.9

Operating income:
Network and Service Enablement	$12.6	$16.8
Communications and Commercial Optical Products	27.2	23.8
Optical Security and Performance Products	19.1	21.2
Corporate	(23.5)	(23.1)
Total segment operating income	35.4	38.7
Unallocated amounts:
Stock-based compensation	(15.7)	(12.6)
Acquisition-related charges and amortization of intangibles	(14.1)	(21.4)
Loss on disposal of long-lived assets	(0.3)	(1.3)
Restructuring and related charges	0.8	(2.7)
Other charges related to non-recurring activities	0.5	(0.6)
Interest and other income (expense), net	(0.6)	(0.4)
Interest expense	(5.2)	(6.1)
Income (loss) from continuing operations before income taxes	$0.8	$(6.4)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, and (vi) product-line termination costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred a loss in connection with repurchasing a portion of its 1% Senior Convertible Notes which was recorded in interest and other expense (income), net in compliance with the authoritative guidance. Additionally, the Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write off of unamortized issuance cost related to its revolver credit facility upon termination of the facility. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released and non-cash income tax intraperiod tax allocation benefit.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  The Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 28,		September 29,
	2013		2012
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$0.3	$—	$(11.6)	$(0.05)
Items reconciling GAAP net income (loss) & EPS to non-GAAP net income & EPS:

Related to cost of sales:
Stock-based compensation expense	2.4	0.01	2.2	0.01
Other charges related to non-recurring activities	(0.5)	—	0.8	—
Amortization of acquired developed technologies (1)	11.4	0.05	17.1	0.07
Total related to gross profit	13.3	0.06	20.1	0.08

Related to operating expenses:
Research and development:
Stock-based compensation expense	3.7	0.02	2.9	0.01
Selling, general and administrative:
Stock-based compensation expense	9.6	0.03	7.5	0.03
Other charges related to non-recurring activities	0.3	—	1.9	0.01
Amortization of intangibles	2.7	0.01	3.5	0.01
Restructuring and related charges	(0.8)	—	2.7	0.01
Total related to operating expenses	15.5	0.06	18.5	0.07

Interest and other income (expense), net	—	—	2.0	0.01
Non-cash interest expense	3.8	0.02	4.2	0.02
Income tax expense	(2.7)	(0.01)	—	—
Discontinued operations	—	—	1.8	0.01
Total related to net income & EPS	29.9	0.13	46.6	0.19
Non-GAAP measures	$30.2	$0.13	$35.0	$0.15

Shares used in per share calculation for non-GAAP EPS		239.6		236.0

Note: Certain totals may not add due to rounding

(1) During the three months ended September 29, 2012, the Company approved a plan to exit the concentrated photovoltaic (“CPV”) product line. As a result, during the respective period, the Company incurred a $2.6 million charge for accelerated amortization of related intangibles which is included in amortization of acquired technologies.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended
	September 28,	September 29,
	2013	2012
GAAP net income (loss) from continuing operations	$0.3	$(9.8)
Interest and other income (expense), net	0.6	0.4
Interest expense	5.2	6.1
Provision for income taxes	0.5	3.4
Depreciation	17.8	16.9
Amortization	14.1	20.6
EBITDA	38.5	37.6
Costs related to restructuring and related charges	(0.8)	2.7
Costs related to stock based compensation expense	15.7	12.6
Purchase accounting adjustment	—	0.8
Costs related to other non-recurring activities	(0.2)	1.9
Adjusted EBITDA	$53.2	$55.6

Note: Certain totals may not add due to rounding